Exhibit 10.20


                             DIRECTORS COMPENSATION

Non-employee Directors receive compensation for board service as follows:

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Annual Retainer                               $65,000, paid in the form of
                                              restricted stock units of
                                              Common Stock

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Attendance fees-Board meetings                $2,000 in cash, per meeting

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Attendance fees-Committees meetings           $1,500 in cash, per meeting

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Chairperson fees                              $10,000 in cash, for Audit
                                              Committee

                                              $5,000 in cash, for Executive
                                              Committee, Compendation Committee
                                              and Nominating/Corporate
                                              Governance Committee

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Other                                         Options to purchase 5,000 shares
                                              of Common Stock per year
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